SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 10, 2004

Date of Report
(Date of earliest event reported)

POET HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28017	94-3221778

(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1065 E. Hillsdale Blvd., Suite 205, Foster City, California 94404 (Address of principal executive offices, including zip code)

(650) 212-3100 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 7. Financial Statements and Exhibits.

99.1	Text of ad hoc notice dated February 9, 2004.

99.2	Text of press release dated February 9, 2004.

Item 12. Results of Operations and Financial Condition.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

     On February 9, 2004, POET Holdings, Inc. issued an ad hoc notice (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its financial results for the quarter ended December 31, 2003.

     On February 9, 2004, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its financial results for the quarter ended December 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 10, 2004

POET HOLDINGS, INC.

By:	/s/ Ludwig Lutter

Name: Ludwig Lutter
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Text of ad hoc dated February 9, 2004.

99.2	Text of press release dated February 9, 2004.